UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 30, 2007 (July 24, 2007)

INTRA-ASIA ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51792	87-0616524
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

07 Floor E-Wing Center
No. 113 Zhichunlu, Haidian District
Beijing, China 100086

(Address of Principal Executive Offices)

(86 10) 82671299
Registrant’s Telephone Number, Including Area Code:

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously disclosed in the Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on May 14, 2007, Intra-Asia Entertainment Corporation (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”), dated May 14, 2007, with Cabowise International Ltd., PKU Chinafront High Technology Co., Ltd., the selling stockholders identified on the signature pages thereto and the investors identified on the signature pages thereto. Under the Securities Purchase Agreement, the Company agreed to obtain approval of its stockholders for a 1-for-6 reverse stock split of the Company’s outstanding common stock. The Company obtained the approval of the holders of a majority of outstanding shares of voting stock of the Company for the 1-for-6 reverse stock split and filed a Definitive Information Statement on Schedule 14C with the Commission on June 18, 2007.

Following approval of the 1-for-6 reverse stock split, the Company’s Board of Directors re-evaluated the reverse split ratio in light of the number of shares of the Company’s capital stock issued and outstanding and came to the conclusion that a 1-for-7.5 reverse stock split would more effectively achieve the purposes for a reverse stock split. On July 24, 2007, the Company entered into a letter agreement (the “Letter Agreement”) with the requisite number of investors under the Securities Purchase Agreement, whereby the parties, among other things, agreed to amend the Securities Purchase Agreement to increase the reverse stock split ratio to 1-for-7.5. Pursuant to the terms of the Letter Agreement, the Company must obtain the approval of the holders of a majority of its outstanding shares of stock within 10 business days in order to effectuate the 1-for-7.5 reverse split. Within five business days thereafter, the Company must file an amendment to the Definitive Information Statement on Schedule 14 C that was filed originally on June 18, 2007.

Except as expressly provided in the Letter Agreement, all of the terms and conditions of the Securities Purchase Agreement are not changed by the Letter Agreement and the Securities Purchase Agreement remains in full force and effect as amended by the Letter Agreement.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description

10.1	Letter Agreement by and among Intra-Asia Entertainment Corporation, Pinnacle China Fund, LP and The Pinnacle Fund, LP, dated July 24, 2007.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intra-Asia Entertainment Corporation

Date: July 30, 2007

/s/ Shudong Xia
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement by and among Intra-Asia Entertainment Corporation, Pinnacle China Fund, LP and The Pinnacle Fund, LP, dated July 24, 2007.